FIRST AMENDED
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. )


Check the appropriate box:

[   ]   Preliminary Information Statement

[   ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14c-5(d)(2))

[ X ]   Definitive Information Statement


                              Galaxy Minerals, Inc.
                  (Name of Registrant as Specified in Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required

[    ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and O-11

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

[   ]   Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange
        Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:

                              Galaxy Minerals, Inc.
                           500 Park Avenue, Suite 203
                              Lake Villa, IL 60046


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 18, 2005


TO OUR SHAREHOLDERS:

      You are cordially invited to attend the Annual Meeting of the Shareholders of Galaxy Minerals, Inc. (the "Company") to be held on Monday, July 18, 2005, at 4:00 PM, Central Standard Time, at our corporate headquarters at 500 Park Avenue, Suite 203, Lake Villa, IL 60046, to consider and act upon the following proposals, as described in the accompanying Information Statement:

            1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

            2. To approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock to 1,000,000,000 shares; and

            3. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on Thursday May 26, 2005, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.


                                      By Order of the Board of Directors

                                      /s/ Matthew J. Symonds
                                      -----------------------------------
                                      Matthew J. Symonds, President

June 24, 2005
Lake Villa, Illinois

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

      This information statement is being mailed or otherwise furnished to stockholders of Galaxy Minerals, Inc., a Florida corporation (the "Company") in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about June 28, 2005. The Company anticipates that the Amendment will become effective on or about Tuesday, July 19, 2005.

Proposals

      The following proposals are being presented at the meeting (the "Proposals"):

            1. To elect three (3) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

            2. To approve an amendment to the Company's Articles of Incorporation to increase the Company's authorized common stock to 1,000,000,000 shares; and

            3. To transact such other business as may properly come before the meeting or any adjournments thereof.

Vote Required

      The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of common stock is entitled to one (1) vote for each share held.

      The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on Thursday, May 26, 2005 (the "Record Date"). The Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on May 23, 2005. As of the Record Date, the Company had outstanding 479,003,616 shares of common stock, and no shares of preferred stock were issued or outstanding. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Transfer Online, 317 SW Alder St., 2nd Floor, Portland, Oregon 97204, telephone number: (503) 227-2950.

Vote Obtained - Section 607.0704 Florida Revised Statutes

      Section 607.0704 of the Florida Revised Statutes (the "Florida Law") provides that the written consent of the holders of the outstanding shares of common stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the common stock of the Company, approving each of the Proposals.

      Pursuant to Section 607.0704 of the Florida Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. Under Florida Law, no dissenters' or appraisal rights are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Florida. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors." The number of Directors as set by the Bylaws of the Company shall be no less than one (1). Presently, the Board consists of three (3) members, namely Matthew J. Symonds, David L. Mayer, and Dr. Thomas P. Fry. Mr. Symonds is an employee-director and Messrs. Mayer and Fry are outside (non-employee) directors.

      Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors.

      Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Nominees For Election As Director

      The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name                     Age            Position(s)
--------------------     ------     --------------------------------------------
--------------------     ------     --------------------------------------------

Matthew J. Symonds         35       President/Chief  Executive  Officer,  and a
                                    Director, Secretary, and Treasurer (2004)

Dr. Thomas P. Fry          33       Director (2005)

David L. Mayer             38       Director (2004)

      Matthew J. Symonds is our President/Chief Executive Officer, and is a member of our Board of Directors. Over the past 13 years Mr. Symonds has been the owner and operator of 2 cremation societies, 4 funeral homes, and 1 crematory. Mr. Symonds received a Bachelor of Science in Advanced Technical Studies and Business Management from the University of Illinois.

      Dr. Thomas P. Fry is a member of our Board of Directors. Dr. Fry is a licensed medical doctor and since 2003 has been an Attending Physician of Convenient Care for Central Dupage Hospital. As an Attending Physician of Convenient Care, Dr. Fry provides medical care to patients at five different stand alone walk-in immediate care centers. From 2001 to 2003, Dr. Fry was an Attending Family Physician with Northshore Family Practice, Ltd., where he provided full service medical care in outpatient, inpatient, and extended care facilities. From 1998 to 2001, Dr. Fry was a Family Medicine Resident Physician with LaGrange Memorial Hospital where he worked as a resident physician in a family practice residency. Dr. Fry received a Bachelor of Science from the University of Illinois in 1993, and graduated from the Chicago College of Osteopathic Medicine in 1998.

      David L. Mayer is a member of our Board of Directors and is an independent Director. Since 2003, Mr. Mayer has been the Executive Assistant to the Chief Executive Officer of Install-Shield Corp. From August 2001 to October 2003, Mr. Mayer was a Director of Personal Training at Ballys Health Clubs. From 1994 through 2001, Mr. Mayer was a consultant with Stealth Enterprises, Inc.

      Our directors do not currently serve as directors of any other reporting issuers.

Compensation of Directors

      The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended December 31, 2004 and 2003. In addition, the table shows compensation for our current executive officers. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                             Annual Compensation                              Long Term Compensation
                                      -------------------------------   ---------------------------------------------------------
                                                                                 Awards                         Payouts
                                                                        --------------------------       ------------------------
                                                                        Restricted     Securities
                                                         Other Annual      Stock       Underlying        LTIP         All Other
Name and                              Salary    Bonus    Compensation     Awards      Options SARs        Payouts    Compensation
Principal Position             Year     ($)      ($)          ($)           ($)            (#)              ($)          ($)

Matthew J. Symonds             2004     -0-      -0-          -0-           -0-            -0-              -0-          -0-
  President, Chief
Executive Officer, Chief
Financial Officer,
Secretary, and Director

David L. Mayer                 2004     -0-      -0-          -0-           -0-            -0-              -0-          -0-
  Director

Thomas P. Fry (1)              2004     -0-      -0-          -0-           -0-            -0-              -0-          -0-
  Director

Nicholas R. Barr (2)           2004     -0-      -0-          -0-           -0-            -0-              -0-          -0-
  Former Director

Vincent Plenge (3)             2004     -0-      -0-          -0-       ~ $56,000          -0-              -0-          -0-
  Former Director

Paul B. Oettel (4)             2004     -0-      -0-          -0-       ~ $322,000         -0-              -0-          -0-
  Former Interim
  President and Director

Richard Jobling (5)            2004     -0-      -0-          -0-       ~ $280,000         -0-              -0-          -0-
  Former President, Chief
  Financial Officer, and
  Director

Charles Scheuerman (6)         2004     -0-      -0-          -0-           -0-            -0-              -0-          -0-
  Former President and         2003     -0-      -0-          -0-           -0-            -0-              -0-          -0-
Director


      (1)   Dr. Thomas P. Fry was not appointed as a Director until March 22,
            2005.

      (2)   Mr. Nicholas R. Barr resigned as a Director effective April 11,
            2005.

      (3)   Mr. Vincent Plenge resigned as a Director effective March 22, 2005.

      (4) On October 29, 2004, Mr. Paul B. Oettel, a Director and our Interim President and Chief Executive Officer, delivered his resignation. There were no disagreements with Mr. Oettel and he remained with the Company in a new post in South America.

      (5) Mr. Jobling resigned from his positions as President, Chief Financial Officer, and a Director on October 25, 2004.

      (6) Mr. Schuerman resigned from our Board of Directors and from all executive officer positions effective March 18, 2004.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)
                           Number of Securities       Percent of Total
                                Underlying          Options/SARs Granted     Exercise or
                           Options/SARs Granted    to Employees In Fiscal    Base Price
Name                                (#)                     Year               ($/Sh)        Expiration Date

Matthew J. Symonds                  -0-                     -0-                  N/A               N/A
Vincent Plenge                      -0-                     -0-                  N/A               N/A
Nicholas R. Barr                    -0-                     -0-                  N/A               N/A
David L. Mayer                      -0-                     -0-                  N/A               N/A
Paul B. Oettel                      -0-                     -0-                  N/A               N/A
Richard Jobling                     -0-                     -0-                  N/A               N/A
Charles Scheuerman                  -0-                     -0-                  N/A               N/A



              AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                      Value of Unexercised
                                                          Number of Unexercised           In-The-Money
                          Shares Acquired                 Securities Underlying            Option/SARs
                                 On         Value        Options/SARs at FY-End             at FY-End
                              Exercise      Realized               (#)                         ($)
Name                            (#)            ($)      Exercisable/Unexercisable   Exercisable/Unexercisable

Matthew J. Symonds              -0-            N/A                 -0-                         N/A
Vincent Plenge                  -0-            N/A                 -0-                         N/A
Nicholas R. Barr                -0-            N/A                 -0-                         N/A
David L. Mayer                  -0-            N/A                 -0-                         N/A
Paul B. Oettel                  -0-            N/A                 -0-                         N/A
Richard Jobling                 -0-            N/A                 -0-                         N/A
Charles Scheuerman              -0-            N/A                 -0-                         N/A


      None of our officers or directors is subject to an employment agreement, and none of our officers or directors receives any compensation for acting as an officer or director other than as set forth herein.

Board Meetings and Committees

Board Meetings

      During the fiscal year ended December 31, 2004, the Board of Directors met on two occasions, and took action by unanimous written consent on numerous occasions.

Board Committees

      Our board of directors does not have an audit or compensation committee to review our internal accounting procedures or the compensation we pay our officers and other employees.

                                  PROPOSAL TWO
                          AN AMENDMENT TO THE COMPANY'S
                          ARTICLES OF INCORPORATION TO
                      INCREASE THE AUTHORIZED COMMON STOCK

      General

      On May 23, 2005, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent the proposed amendment to Article 4 of the Company's Articles of Incorporation to effectuate an increase in the authorized common stock from 500,000,000 shares with a par value of $0.001 to 1,000,000,000 shares with a par value of $0.001. The Company believes this amendment will be effective July 19, 2005.

      Purpose of the Increase in Authorized Common Stock

      The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs. As detailed below, the Company recently closed a financing deal to provide the Company with working capital to continue its exploratory mining activities. Under the terms of the financing the Company is issuing convertible promissory notes and warrants. The Company must have sufficient authorized but unissued shares of common stock for the conversion of the promissory notes, and exercise of the warrants, if requested by the holder. The total principal amount of the convertible promissory notes that could be issued under this financing deal is $6,000,000. As of June 3, 2005, the Company's closing bid price was $0.029. At this bid price it would take approximately 207,000,000 shares of the Company's common stock to convert $6,000,000 worth of convertible promissory notes if the maximum financing is obtained and all the convertible promissory notes are converted by the holder. If interest starts to accrue under the notes or if the price of the Company's stock decreases before the notes are converted it would take additional shares of common stock to cover the conversion of the convertible promissory notes. Plus, additional shares of common stock will be necessary if the warrants are exercised. As of June 3, 2005, the Company had 479,003,616 shares of its common stock outstanding. Currently, the Company is only authorized to issue 500,000,000 shares of common stock. Therefore, in order for the Company to receive additional funds under the financing deal it must increase its authorized common stock to cover the possible conversion of the promissory notes under the terms of the financing deal. This increase in the authorized common stock is meant to ensure the Company has sufficient authorized common stock under the financing deal.

      Additionally, shares of common stock need to be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating an increase in the number of authorized shares of common stock from 500,000,000 to 1,000,000,000 shares. This step is necessary, in the judgment of the Board of Directors, in order to raise additional capital and carry out the Company's business objectives.

      Impact on Shareholders

      Increasing the Company's authorized common stock should benefit the Company's shareholders since it will allow the Board of Directors, if it is the Company's best interest, to receive additional funds from the $6,000,000 financing deal to help cover the costs of operating the Company and continuing the exploratory mining operations at the mines where it has mineral rights. If the Company does not increase its authorized common stock it will not be able to receive additional funds since it will not have sufficient authorized but unissued common stock to cover the possible conversion of the promissory notes, which is a condition of receiving funds under the financing deal. If the Company is in breach of its obligations under the financing deal or if the Company does not have funds to continue its exploratory mining activities, this could adversely affect the Company's operations and, therefore, decrease shareholder value.

      However, increasing the Company's authorized common stock will also allow the Company's Board of Directors to issue up to 1,000,000,000 shares either under the financing deal or for other interests of the Company. This additional outstanding stock, if issued, would dilute the ownership of the Company's existing shareholders, and if the additional stock is sold on the open market, it could decrease the value of the Company's common stock.

                                OTHER INFORMATION

Compliance with Section 16(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, none of the required parties are delinquent in their 16(a) filings.

Code of Ethics

      We have not adopted a written code of ethics, primarily because we believe and understand that our officers and directors adhere to and follow ethical standards without the necessity of a written policy.

Certain Relationships and Related Transactions

      We are not a party to any related party transactions.

Security Ownership of Certain Beneficial Owners and Management

      The following table sets forth, as of June 3, 2005, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                                       Common Stock

                                                                                              Percentage of
                                                                                               Common Stock
      Name and Address (1)             Nature of Affiliation      Common Stock Ownership      Ownership (2)
-----------------------------------------------------------------------------------------------------------
Matthew J. Symonds                    Chief Executive                   1,800,000                  <1%
                                      Officer, Chief
                                      Financial Officer,
                                      Secretary, and a
                                      Director

Dr. Thomas P. Fry                     Director                          1,200,000                  <1%

David L. Mayer                        Independent                       1,200,000                  <1%
                                      Director

Birchington Investments Ltd.          5% Owner                          55,250,000                11.5%

First Finance Limited                 5% Owner                          29,352,000                 6.1%
Nerine Chambers Quastisky Bldg.,
3rd Floor
Road Town, Tortola
British Virgin Islands

Scott Goldstein                       5% Owner                        72,160,462 (3)               15%
441 N. Crooked Lane
Lindhurst, IL  60046

Langley Park Investment Trusst        5% Owner                          37,894,740                 7.9%
Plc.
% Len Russel
Christows Ltd.
29-30 Cornhill, 5th Floor
London, EC3V 3ND
United Kingdom

Lucky Seven Partners NV               5% Owner                          27,600,000                 5.8%
Copthall, P.O. Box 2331
Roseau, St. George  00152
Dominica

Saxon Minerals Trust                  5% Owner                          24,000,000                  5%
54 Lombard St.
London EC3P 3AH
United Kingdom

Shoreland Investments, Ltd.           5% Owner                          29,048,100                  6%
Palm Grove House
P.O. Box 438
Road Town Tortola
British Virgin Island

Stephen Stamp                         5% Owner                          28,690,442                  6%
7300 Turfway, Suite 300
Florence  Spokane, KY 41042

Thompson Projects, Inc.               5% Owner                          27,600,000                 5.8%
Hunkins Waterfront Plaza,
Main Street, P.O. Box 568
Charlestown, Virgin Island

Trinity House Incorporated            5% Owner                          29,502,000                 6.2%
P.O. Box 119
Palm Chambers, Road Town
Tortola British Virgin Island
-----------------------------------------------------------------------------------------------------------

All Officers and Directors as a                                         4,200,000                  <1%
Group
(3 Persons)

      (1) Unless stated otherwise, the address of each affiliate is c/o Galaxy Minerals, Inc., 500 Park Avenue, Suite 203, Lake Villa, Illinois 60046.

      (2) Unless otherwise indicated, based on 479,003,616 shares of common stock issued and outstanding. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.

      (3) Mr. Goldstein's common stock holdings are comprised of 6,794,825 shares owned by him and a total of 65,365,637 shares owned by affiliates as follows: Amulet Holdings Limited (36,593,537 shares), Seahorse International Investments Ltd. (28,472,100 shares), and Stealth Enterprises, Inc. (300,000 shares). Mr. Goldstein controls all of these entities.


      The Company is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above. The issuer is not aware of any person who controls the issuer as specified in Section 2(a)(1) of the 1940 Act. There are no classes of stock other than common stock issued or outstanding. The Company does not have an investment advisor.

      There are no current arrangements which will result in a change in control.

      Recent Financing

      On May 9, 2005, the Company entered into a Securities Purchase Agreement (the "Agreement") with GCA Strategic Investment Fund Limited ("GCA Fund"), pursuant to which GCA Fund agreed to purchase Convertible Secured Promissory Notes (the "Notes") from the Company, in an amount up to a total of $6,000,000. Under the Agreement, GCA Fund will purchase the Notes at the Company's request until a total of $6,000,000 in Notes has been purchased.

      Upon the execution of the Agreement, on May 9, 2005, at the Company's request, GCA purchased Notes totaling $2,200,000. Under the terms of the Agreement and the Notes, the Company only receives 85% of the requested amount in cash. Therefore, on May 9, 2005, the Company received $1,870,000 from GCA Fund in exchange for the Note totaling $2,200,000. GCA Fund has also given the Company written confirmation of their intention to purchase an additional $300,000 Note as soon as the Company increases its authorized common stock.

      The Notes are due five years from their date of issuance. If the Company does not timely pay the Notes in accordance with their terms the Notes begin to accrue interest at a rate of twelve percent (12%) per annum. GCA Fund also has the option, at any time, to convert the amounts due under the Notes into shares of the Company's common stock. The number of shares of common stock to be issued upon each conversion shall be determined by dividing the amount to be converted by the conversion price in effect on the date a notice of conversion is delivered to the Company. The conversion price is equal to 95% of the average of the three lowest closing bid prices for the twenty (20) trading days immediately prior to the date of the related notice of conversion. If GCA Fund elects to convert any amounts due under the Notes, in addition to the common stock, the Company will issue GCA Fund a Common Stock Purchase Warrant exercisable for shares of the Company's common stock equal to fifteen percent (15%) of the number of common shares into which the Notes are convertible on the trading day prior to the Closing Date. On May 9, 2005, with the Company's initial $2,200,000 Note, the Company issued GCA Fund a warrant to purchase 9,705,882 shares of its common stock.

      Pursuant to the terms of a Security Agreement dated May 9, 2005, the Company's repayment of the principal and interest due under the Notes is secured by all the Company's rights, title and interest, including proceeds thereof, that it currently has in the following: (i) the Joint Venture Agreement relating to the Yellow Jacket and Phoenix Mines and adjoining areas; (ii) the Project Acquisition Agreement between the Company, Searchlight Exploration, LLC and The McIntyre/Bauman New Jersey Trust dated as of October 31, 2004; and (iii) the Bonanza Gold Project Acquisition Agreement between the Company and Searchlight Exploration, LLC dated as of March 14, 2005.

      Pursuant to the terms of a Registration Rights Agreement dated May 9, 2005, the Company agreed to file a registration statement with the Securities and Exchange Commission within 45 days (June 23, 2005) from the date of the Agreement covering the resale of any common stock acquired by (or potentially acquirable by) GCA Fund upon the conversion of the Notes, or exercise of the Common Stock Purchase Warrants, with a goal of having the registration statement declared effective on a date no longer than ninety days from the date of the Agreement (August 8, 2005).

      In order to induce GCA Fund to execute the Agreement, GCA Fund required security in addition to the security offered by the Company under the Security Agreement. Therefore, Oro Blanco, LLC, a Nevada limited liability company, Scott Goldstein, an individual, and Stealth Enterprises Inc., an Illinois corporation, executed a Pledge Agreement in favor of GCA Fund, pledging the mineral rights they own in the Yellow Jacket and Phoenix Gold Mines to further secure the Company's payment under the Notes. In exchange for these parties executing the Pledge Agreement, the Company executed a Security Agreement with Oro Blanco, LLC, dated May 6, 2005, wherein the Company granted Oro Blanco, LLC, a first lien and security interest in all the Company's equipment, including its mining equipment, all its vehicles, any property purchased with the GCA Fund financing, and any other personal property the Company owns that is located at the Yellow Jacket and Phoenix Mines, up to a total of $1,750,000.

                              SHAREHOLDER PROPOSALS

      Any shareholder desiring to submit a proposal for action at the 2006 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 500 Park Avenue, Suite 203, Lake Villa, Illinois 60046, addressed to the corporate Secretary, no later than March 1, 2006, in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in May 2006.

      On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

      The Company has enclosed a copy of the First Amended Annual Report on Form 10-KSB/A to Shareholders for the year ended December 31, 2004 with this Information Statement.

                                         By order of the Board of Directors

                                         /s/ Matthew J. Symonds
                                         ----------------------------------
                                         Matthew J. Symonds, President

Lake Villa, Illinois
June 24, 2005